                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        Craftmade International, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                     [LOGO]

                         CRAFTMADE INTERNATIONAL, INC.
                        650 South Royal Lane, Suite 100
                             Coppell, Texas  75019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 31, 1996

To the Stockholders of CRAFTMADE INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Craftmade International, Inc. (the "Annual Meeting"), a Delaware corporation (the "Company"), will be held on Thursday October 31, 1996 at 10:00 a.m., local time, at the Hilton Inn, 1800 Highway 26 E, Grapevine, Texas 76051, for the following purposes:

                 (1) To elect five (5) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

                 (2) To ratify and approve the selection of Price Waterhouse LLP as the Company's auditors for the ensuing fiscal year; and

                 (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on September 30, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's offices at 650 South Royal Lane, Suite 100, Coppell, Texas 75019, for ten days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                                        By Order of the Board of Directors,



                                                   KEN CANCIENNE
                                                     Secretary





Coppell, Texas
October 1, 1996

                                 [INSERT LOGO]


                         CRAFTMADE INTERNATIONAL, INC.
                          650 S. Royal Lane, Suite 100
                               Coppell, TX  75019


                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 31, 1996

                                  INTRODUCTION

         The enclosed proxy (the "Proxy"), mailed together with this proxy statement (the "Proxy Statement"), is solicited by and on behalf of the Board of Directors of Craftmade International, Inc. (the "Company") for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the time and place and for the purposes set forth in the accompanying notice. The date on which the Notice of Annual Meeting, Proxy Statement and Proxy were first sent to the stockholders of the Company (the "Stockholders") is October 1, 1996.

         Shares represented by a valid proxy in the form enclosed, duly signed, dated and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, such shares will be voted FOR the election of the five nominees of the Board of Directors of the Company (the "Board") for Director and FOR the ratification of Price Waterhouse LLP as the Company's auditors for the Company's 1997 fiscal year. If any other matter is properly presented at the meeting, which is not currently anticipated, the Proxy holders will vote the Proxies in accordance with their best judgment in such matters.

         Any Stockholder returning a Proxy has the right to revoke the Proxy at any time before it is exercised by giving written notice of such revocation to the Company addressed to Kenneth Cancienne, Secretary, Craftmade International, Inc., 650 S. Royal Lane, Suite 100, Coppell, TX 75019, or by returning a later dated signed proxy, or by attending the Annual Meeting and voting in person.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

         At the close of business on September 30, 1996 (the "Record Date"), 3,113,569 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. Each Stockholder will be entitled to one vote for each share owned of record at the close of business on the Record Date for each Director to be elected and upon all other matters to be brought to a vote by the Stockholders at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required to elect the Directors. Ratification of the appointment of Price Waterhouse LLP requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the ratification
of Price Waterhouse LLP.   Abstentions and broker non-votes have no effect on
the vote for the election of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below sets forth information with respect to the Stockholders who were known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock at July 31, 1996.

                                               Number of Shares
 Name and Address                                Beneficially                                Percent
of Beneficial Owner                                Owned(1)                                  of Class
- -------------------                            ----------------                              --------
James Ridings(2)                                   632,486                                     20.3%
650 S. Royal Lane, Suite 100
Coppell, TX  75019

Falcon Fund                                        273,000                                      8.8%
8235 Douglas Ave., Ste. 420
Dallas, TX  75225

Liberty Investment Management                      185,500                                      6.0%
Rocky Point Drive, Ste. 500
Tampa, FL  33607

- ---------------

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Mr. Ridings is President, Chairman of the Board and Chief Executive Officer of the Company.

                           I.  ELECTION OF DIRECTORS

         Pursuant to the Bylaws of the Company, five Directors are to be elected at the Meeting to serve until the next annual meeting of Stockholders and until their successors have been elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. Three of the five current nominees for Director were elected at the 1995 Annual Meeting of Stockholders and are presently serving as Directors of the Company.

         All duly submitted and unrevoked Proxies will be voted FOR the Boards' nominees, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board, or, if none is so designated, to vote for the person or persons in accordance with their judgment. Proxies cannot be voted for the election of more than five persons to the Board.

         The Company at present has no standing nominating committee because the Board as a whole functions in this capacity, although it may consider constituting such committee in the future if the growth and complexity of its operations so warrants or if compliance with regulatory procedures is necessitated. In April 1992, the Board constituted its audit committee consisting of all Directors who are neither officers nor employees of the Company, and Mr. Kenneth M. Cancienne, the Company's Chief Financial Officer. One meeting of the audit committee was held during the Company's 1996 fiscal year. The audit committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. The audit committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors about these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the Stockholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the audit committee and always have unrestricted access to the committee. In March 1993, the Company constituted its executive compensation committee, consisting of all outside Directors, at which time it established basic compensation philosophies and overall objectives. During the year ended June 30, 1996, Messrs. William V. Kimbrell, William P. Maloney and Aaron Shenkman comprised the Company's outside directors. Mr. Kimbrell passed away in June 1996 and Messrs. Maloney and Shenkman have chosen to not stand for re-election. During the year ended June 30, 1996, the entire Board of Directors met three times, of which one was a regularly scheduled meeting and two were special meetings. All directors attended at least 75% or more of the meetings of the Board of Directors and of the committees of the Board on which they served.

         The table below sets forth pertinent information with respect to the nominees for Director, including their beneficial ownership of shares of Common Stock at July 31, 1996. Each has consented to serve as a Director if elected. The tabulation also sets forth the number of shares of Common Stock beneficially owned at that date by all Directors and executive officers as a group.


                                                                                                      Common Stock
                                                                                                 Beneficially Owned(1)
                          Name, Age, Principal                                               ---------------------------
                          Occupation and Other                                                  Number          Percent
                             Directorships                                                     of Shares        of Class
                          --------------------                                               -----------        --------
James Ridings..................................................                                  632,486          20.3%
         Mr. Ridings, age 46, has served as Chairman and Chief Executive Officer of the Company since December 1986 and President since October 1989.
         Mr. Ridings has been a Director of the Company since its organization in
         July 1985 and was a Vice President between July 1985 and December 1986.
         Between March 1971 and December 1984, Mr. Ridings was a sales representa-
         tive with Kevco, Incorporated, Fort Worth, Texas, and  its predecessor com-
         pany, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.

Clifford Crimmings.............................................                                   55,000           1.8%
         Mr. Crimmings, age 46, has served as Vice President of Sales of the Com-
         pany since its organization in July 1985 and a Director since June 1987.
         Between May 1969 and July 1985, Mr. Crimmings was employed as a sales representative and then sales manager with Kevco, Incorporated and its prede-
         cessor company.

Kenneth M. Cancienne...........................................                                   15,000(2)          *
         Mr. Cancienne, age 33, has served as Secretary since May 1996, Vice President and Chief Financial Officer of the Company since June 1991, Controller since
         May 1990 and a Director since April 1992.  Between May 1988 and May 1990, Mr.
         Cancienne was an accountant for Whitsell and Company, P.C., Arlington, Texas, a
         public accounting firm.  Between May 1985 and May 1988, Mr. Cancienne was an accountant for Postlethwaite and Netterville, Baton Rouge, Louisiana, a public accounting firm.  Mr. Cancienne holds a B.B.A. degree in Accounting from
         Louisiana State University where he graduated in May 1985.  Mr. Cancienne has been a Certified Public Accountant since October 1987.

A. Paul Knuckley...............................................                                    5,000(3)          *
         Mr. Knuckley, age 47, has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Arlington, Texas.  Prior to 1974, Mr. Knuckley was
         employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a Bachelors of Business Administration degree from Texas Tech University in 1971 in both Personnel and Administrative Management.
         Mr. Knuckley has previously served on the Advisory Board of Charles Machine Works and the Southwest Rental Exposition Board. He is and has been for more than the preceding five years active as a private investor.

Jerry E. Kimmel................................................                                -                     *
         Mr. Kimmel, age 59, is a founder of Kevco, Inc. serving as President from
         1964 to 1993, and as Chairman of the Board, President and Chief Executive
         Officer since then.  Mr. Kimmel has served as Chairman of the Board of
         Governors of the Manufactured Housing Institute, a leading manufactured housing trade group.  In 1992, Mr. Kimmel was inducted into the MH/RV
         Hall of Fame and in 1995 was selected Entrepreneur of the Year for manufac-
         turing and distribution division for the southwest region.

All directors and officers as a group (5 persons)..............                                707,486(2)         22.8%

- --------------

 *       Less than 1%

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Includes options to purchase 15,000 shares of Common Stock of the Company.

(3) Includes 1,000 shares in a partnership in which Mr. Knuckley owns a 50% interest.

         Directors who are not otherwise salaried employees of the Company are compensated by payment of $1,000 per board meeting in consideration for such service. Directors do not receive any additional compensation for their attendance at committee meetings. In addition, Directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.



                             EXECUTIVE COMPENSATION

         The following table sets forth compensation awarded by the Company to its Chief Executive Officer and the three other executive officers for services rendered during the fiscal years ended June 30, 1994, 1995 and 1996.

                          SUMMARY COMPENSATION TABLE

                                                                   Annual Compensation
                                                 ---------------------------------------------------     Long-Term
                                                                                      Other Annual    Compensation      All Other
Name and Principal Position                      Year      Salary         Bonus      Compensation(1)      Awards      Compensation
- ---------------------------                      ----    ----------       -----      ---------------  ------------    ------------
James Ridings...................................   1996     $260,000        0                0                0           0
   Chairman of the Board of                        1995     $267,924        0                0                0           0
   Directors, President and                        1994     $165,171        0           $9,600                0           0
   Chief Executive Officer

Terry Culbertson(2).............................   1996     $103,837        0                0                0           0
   Chief Operating Officer,                        1995     $122,915        0                0                0           0
   Secretary, Treasurer,                           1994     $ 74,930        0                0                0           0
   and  Director

Kenneth Cancienne............................      1996     $110,006        0                0                0           0
   Chief Financial Officer,                        1995     $112,552        0                0                0           0
   Treasurer and Director                          1994     $ 65,228        0                0                0           0


Clifford Crimmings...........................      1996     $150,020        0                0                0           0
   Vice President Marketing                        1995     $155,104        0                0                0           0
   and Director                                    1994     $ 92,406        0           $9,600                0           0

- ------------------------

(1) Represents amounts the Company paid to named individual for an automobile allowance of $800 per month.
(2) Resigned effective May 1996. As of September 30, 1996, Mr. Culbertson owns no shares of the Company's common stock.

OPTION EXERCISES AND HOLDINGS

The following table provides information related to the number of shares of Common Stock received upon exercise of options, the aggregate dollar value realized upon exercise and the number and value of options held by the named executive officers of the Company at June 30, 1996. The named executive officers were not granted any stock options during the year ended June 30, 1996.

                                                                                      Unexercised Options at June 30, 1996
                                                                             -----------------------------------------------------
                                                                               Number of Securities
                                                                              Underlying Unexercised        Value of Unexpired
                                   Shares Acquired                                   Options               In-The-Money Options
Name                                 on Exercise            Value Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
- ----                              ----------------          --------------   -------------------------   -------------------------


James Ridings....................                0          $     0                      0                        $0/0

Terry Culbertson(1).............              8400          $50,820                      0                        $0/0

Kenneth Cancienne...............                 0          $     0                      15,000/0                 $6,563/0

Clifford Crimmings..............              8400          $57,119                      0                        $0/0

- -------------------

(1) Resigned effective May 1996


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's Board of Directors established an executive compensation committee (the "Committee") during March 1993. The Committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The following outlines the Committee's philosophy and objectives relative to executive compensation.

         The Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of Stockholder value. The Committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased Stockholder value;
(ii) reward effective management for the Company through annual performance evaluations, and (iii) attract and retain key executives through competitive salaries and other incentives.

         This report is submitted by the members of the Committee:

                 William P. Maloney
                 Aaron Shenkman




EMPLOYEE STOCK OPTION PLANS

On December 15, 1989, the Company granted to five key employees, including the President, options to purchase an aggregate of 200,000 shares of common stock of the Company at $.70 per share. Under the terms of the grant, the right to exercise such options fully vested in fiscal 1994, provided such individuals remained in the employ of the Company. The options were exercisable for a five-year period subsequent to vesting.

The fair value of the common stock underlying the options at date of grant was appraised at $1.75 per share. The difference between the appraised value and the aggregate exercise price of such shares was deemed future compensation to the recipients of such options and compensation was charged to operations through June 30, 1994.

On December 31, 1992, the Company granted to two additional key employees options to purchase an aggregate of 30,000 shares of common stock of the Company at $6.56 per share, the average market value of common stock at date of grant. Under the terms of the grant, the right to exercise such options fully vested in fiscal 1994, provided such individuals remained in the employ of the Company.

The options are exercisable for a five-year period subsequent to vesting, except that following departure from the Company, exercisable options that have accrued must be exercised within three months of termination of employment.
The exercise period is accelerated in the event of death, disability or early retirement.

A summary of outstanding options are as follows:

                                                                           Number of Shares
                                                                           ----------------
                                                        1989                   1992
                                                        Plan                   Plan                  Total
                                                        --------------------------------------------------
Outstanding at June 30, 1994                            55,200                30,000                85,200
Exercised                                              (37,000)                 -                  (37,000)
                                                        --------------------------------------------------
Outstanding at June 30, 1995                            18,200                30,000                48,200
Exercised                                              (18,200)                 -                  (18,200)
                                                        --------------------------------------------------
Outstanding at June 30, 1996                              -                   30,000                30,000
                                                        ==================================================

Exercisable at June 30, 1996                              -                   30,000                30,000
                                                       ===================================================

THE STOCK PERFORMANCE GRAPH

The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company's Common Stock against the cumulative total return of the Russell 2000 Index and the NASDAQ Composite Index since the initial public offering of the Company's Common Stock on April 16, 1990. This graph assumes $100 was invested on April 16, 1990 in the Company's Common Stock, the Russell 2000 Index and the NASDAQ Composite Index. Both the Russell 2000 Index and the NASDAQ Composite Index exclude the Company.

              Russell 2000   NASDAQ Composite         Craftmade International
     4/16/90          100.00                   100.00             100.00
     1990             104.06                   105.86             169.71
     1991             103.01                   108.98             112.57
     1992             116.03                   129.06             164.29
     1993             143.58                   161.20             282.29
     1994             147.85                   161.66             255.43
     1995             174.52                   213.75             228.57
     1996             213.30                   271.36             200.00


The historical stock price performance of the Company's Common Stock shown on the graph above is not necessarily indicative of future stock performance.

The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16 (a) of the Securities Exchange Act of 1934, as amended, required the Company's Directors, executive officers and beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon its review of the copies of such forms received by it and written representations that no Form 5's were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the year ended June 30, 1996.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
           THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                   II. APPOINTMENT OF THE COMPANY'S AUDITORS

         The Board has appointed Price Waterhouse LLP as independent auditors of the Company for the fiscal year ended June 30, 1997, subject to Stockholder approval. Price Waterhouse LLP served as the Company's independent auditors for the fiscal year which concluded June 30, 1996.

         Although the Board of Directors of the Company is submitting the appointment of Price Waterhouse LLP for Stockholder approval, it reserves the right to change the selection of Price Waterhouse LLP as auditors at any time during the fiscal year if it considers such change to be in the best interest of the Company.

         One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting and available to respond to appropriate questions addressed to them. Such representatives will also have the opportunity to make a statement if they so desire.



                 III.  STOCKHOLDER PROPOSALS AND OTHER MATTERS

         To be considered for inclusion in the Company's proxy materials for the 1997 annual meeting of stockholders of the Company, stockholder proposals must be received at the Company's principal executive offices by May 31, 1997.

         The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit Proxies in person or by telephone or telegraph. No additional written materials besides the Proxy Statement has been authorized or will be employed in connection with the solicitation of Proxies.

         Management does not intend to present any other matters at the meeting and knows of no other matters that will be presented. However, if any other matters do come before the meeting, the persons named in the enclosed Proxy intend to vote on such matters in accordance with their best judgment.

         The Annual Report to Stockholders for the fiscal year ended June 30, 1996 is enclosed herewith. The Annual Report does not form any part of material for the solicitation of Proxies.

                                        By Order of the Board of Directors,


                                                Kenneth Cancienne
                                                    Secretary

- --------------------------------------------------------------------------------
                         CRAFTMADE INTERNATIONAL, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 1996

    The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings and Clifford Crimmings, or any one of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Hilton Inn, 1800 Highway 26E, Grapevine, Texas 76051 on Thursday, October 31, 1996, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereon in accordance with their best judgment. All powers may be exercised by both of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. Election of Directors. Nominees:
                  James Ridings    Clifford Crimmings    Kenneth Cancienne
                            A. Paul Knuckley   Jerry E. Kimmel

  / /  FOR all nominees listed.                OR      / /  Withholding authority to vote for all nominees
                                                            listed above.

   INSTRUCTIONS: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.

- --------------------------------------------------------------------------------

2. Ratify the Appointment of Price Waterhouse LLP as Independent Auditors.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS REVOKED, THIS PROXY SHALL TERMINATE ON NOVEMBER 1, 1996, THE DAY AFTER THE STOCKHOLDERS MEETING, OR IF THE MEETING IS CONTINUED OR ADJOURNED, THE DAY AFTER CONTINUATION OR ADJOURNMENT. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                                 Dated __________________ , 1996


                                                 -------------------------------
                                                           (Signature)


                                                 -------------------------------
                                                           (Signature)

                                                   Where there is more than one
                                                 owner, each should sign. When
                                                 signing as an attorney,
                                                 administrator, executor,
                                                 guardian or trustee, please add
                                                 your full title as such. If
                                                 executed by a corporation or
                                                 partnership, the proxy should
                                                 be signed in the corporate or
                                                 partnership name by a duly
                                                 authorized officer or other
                                                 duly authorized person,
                                                 indicating such officer's or
                                                 other person's title.

                                                  PLEASE SIGN, DATE AND RETURN
                                                    PROMPTLY IN THE ENCLOSED
                                                            ENVELOPE.

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